UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2021 (April 13, 2021)

HUDSON EXECUTIVE INVESTMENT CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39931	85-2658967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lexington Avenue, 35th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 521-8495

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	HCIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HCII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HCIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2021, the board of directors (the “Board”) of Hudson Executive Investment Corp. II (the “Company”) exercised its authority pursuant to the Company’s amended and restated certificate of incorporation and elected Mr. Paul Ormond, effective immediately, to the Board. Mr. Ormond will replace Mr. Douglas Bergeron on the Company’s audit committee, and will also become a member of the Company’s compensation committee, effective immediately.

Mr. Ormond was the founder of HCR ManorCare, Inc., one of the largest owners and operators of post-acute rehabilitation and long-term care centers in the United States, and held various executive roles during his 32 years at the company prior to retiring in 2017, including President, Chairman and Chief Executive Officer. While at HCR ManorCare, Inc., Mr. Ormond led the company’s initial public offering in 1991 and oversaw the company going private in 2007. Prior to joining HCR ManorCare, Mr. Ormond served as Vice-President of Owens-Illinois from June 1973 to December 1985. Mr. Ormand has held numerous board memberships, including as a member of the board of directors of National City Corporation. He was also a member of the Stanford University Board of Trustees, and numerous other Stanford boards and advisory councils, and is a former member and chairman of the University of Toledo College of Business advisory board. He has been active with numerous charitable organizations, including the national Alzheimer’s Association, United Way and various other charitable entities. Mr. Ormond graduated with honors, receiving a BA degree in economics from Stanford University and an MBA from the Stanford University Graduate School of Business.

Mr. Ormond does not have any family relationships with any of the Company’s directors or executive officers, and he is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON EXECUTIVE INVESTMENT CORP. II

	By:	/s/ Jonathan Dobres
Name: Jonathan Dobres
Title: Chief Financial Officer

Dated: April 14, 2021